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                                                                      Exhibit 23


                          Independent Auditors' Consent


We consent to the incorporation by reference in Registration Statement No. 333-90239 of Ventiv Health Inc.'s Form S-8, of our report dated March 31, 2003, appearing in this Annual Report on Form 10-K of Ventiv Health, Inc. for the year ended December 31, 2002.


Deloitte & Touche

New York, New York
March 31, 2003